Exhibit 10.8

CERTAIN INFORMATION IDENTIFIED BY BRACKETED ASTERISKS ([* * *]) HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT NO. I TO LICENSE AGREEMENT

THIS AMENDMENT NO I (the Amendment) is made as of August 15, 2017 (the Amendment Effective Date) by and between KUROS BIOSCIENCES AG (formerly Cytos Biotechnology, LTD), a company registered in Switzerland whose registered office is at Wagistrasse 25, 8952 Schlieren, Switzerland (“Licensor”), and CHECKMATE PHARMACEUTICALS, INC., having its registered office at One Broadway, 14lh Floor, Cambridge, MA 02142, USA, (“Checkmate”). Licensor and Checkmate may be referred to herein as a “Party” or, collectively, as “Parties”.

WHEREAS

(A)	Licensor and Checkmate entered into a License Agreement dated June 17, 2015 (the Agreement).

(B)	Pursuant to Section 13.8 (titled “Entire Agreement of the Parties, Amendment”) of the Agreement, the Agreement may be amended only by the written agreement of the Parties.

(C)

Licensor and Checkmate desire to amend the Agreement to classify Qb VLP Cancer Vaccines in the Field as Licensed Compounds Series 4 and to mutually agree on the financial terms of Licensed Compounds Series 4 in accordance with the provisions of this Amendment.

(D)	Additional IP required to develop Qb VLP Cancer Vaccines shall be included in Schedule 1.42 and the full cost for the prosecution of these patents shall be borne by Checkmate.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Licensor and Checkmate agree as follows:

1.	Qb VLP Cancer Vaccines definition

It is hereby agreed that the below Clause 1.55a will be added to Article I of the Agreement.

1.55a “Qb VLP Cancer Vaccine” means any Qb VLP, including CYT003, covalently conjugated or co-formulated with any tumor antigen and delivered by subcutaneous, intramuscular, or intradermal injection or other route of vaccination, but specifically excluding intra-tumoral adminstration.

2.	Modification of 1.36 Licensed Compounds

It is hereby agreed that in Clause I .36 the text

“belonging to one of the three following series” will be replaced with “belonging to one of the four following series”

And l.36(a) will change from “Series I: CYT003 (further described in Schedule 1.18)” to “Series I: CYT003 (further described in Schedule 1.18) but excluding Licensed Compounds in Series 4 (as defined in 1.36(d))

and, in 1.36(c) “(other than those in Series I and 2)” will be replaced by “(other than those in Series 1, 2 and 4)”.

Also, the following Clause 1.36(d) will be added at the end of Clause 1.36

“(d) Series 4: any Qb VLP Cancer Vaccine

3.	Modification of 1.37 Licensed Compound Series

It is hereby agreed that in Clause 1.37 the text

“referred to individually in 1.36(a), (b) and (c)”

will be replaced with

“referred to individually in 1.36(a), (b), (c) and (d)”

4.	Addition of Development Milestones for Licensed Compounds Series 4:

It is hereby agreed that the following table will be added to the end of Clause 5.2.1.

Development Milestones: Licensed Compound Series 4 (l.36(d))	Payment (all in USD)

Dosing of the first patient in the first Phase I clinical trial	[***]

Dosing of the first patient in the first Phase 2 clinical trial	[***]

Dosing of the first patient in the first Phase 3 clinical trial	[***]

Upon the first New Drug Application filing with the FDA for regulatory approval in the United States	[***]

Upon the first MAA filing for regulatory approval in the European Union	[***]

Upon the first MAA filing for regulatory approval in the first of: China or Japan	[***]

Upon the first approval ofa New Drug Application in the United States	[***]

Upon the first approval of an MAA in the European Union	[***]

Upon the first approval of an MAA in the first of: China or Japan	[***]

5.	Milestones for Additional Products in Licensed Compound Series 4.

It is hereby agreed that the current Clause 5.2.2 is replaced by

“5.2.2 Each milestone payment in this Section 5.2 shall be payable only upon the first achievement of such milestone for the first Licensed Product from the same Licensed Compound Series and no amounts shall be due for subsequent or repeated achievements of such milestone in with Licensed Products from such Licensed Compound Series, except for Licensed Products in Licensed Compound Series 4. For Licensed Products in Licensed Compound Series 4 each milestone payment shall be as stated in Section 5.2.1 for the first Licensed Products in Licensed Compound Series 4, milestone payments shall be reduced by [***] for the second Licensed Products in Licensed Compound Series 4, and shall be reduced by [***] for the third Licensed Products in Licensed Compound Series 4. For subsequent Licensed Products in Licensed Compound Series 4 no milestone payments shall be payable. For purposes of clarity, each milestone payment in this Section 5.2 shall be payable only one time irrespective of the number of indications pursued for such Licensed Product in Licensed Compound Series 1, 2, and 3. For Licensed Products in Licensed Compound Series 4 each milestone payment may be payable up to 3 times with milestone payments for the second and third Licensed Products being reduced as described in this Section 5.2.2.”

6.	Modification of Clause 5.2.3

It is hereby agreed to replace the current text of clause 5.2.3 with the following:

5.2.3 Milestones payments will be made on the first achievement of each milestone listed in Section 5.2.1 for Licensed Products in Licensed Compound Series I, 2 and 3. Milestone payments will be paid on the first, second and third achievement of each milestone listed in Section 5.2.1 for Licensed Products in Licensed Compound Series 4, with milestones for the second and third achievement of said milestone being reduced as described in Section 5.2.2.”

7.	Royalty Payments

The Royalty Payments for Licensed Products in Licensed Compound Series 4 shall be the same as the royalty payments for Licensed Compound Series 2 set forth in the Agreement in Section 5.3 with the exception that only the first three Licensed Products in Licensed Compound Series 4 reaching the market shall be eligible for Royalty payments. For clarity, no Royalties are due for the fourth and any subsequent Qb VLP Cancer Vaccine Licensed Product reaching the market. Therefore, it is hereby agreed that in Section 5.3.1 the table will be replaced with the table below:

Net Sales in the Territory of all Licensed Products in a calendar year	Licensed Compound Series 1	Licensed Compound Series 2	Licensed Compound Series 3	Licensed Compound Series 4
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

It is also hereby agreed to add the following to the end of Section 5.3.1:

“For Licensed Products in Licensed Compound Series 1, 2 and 3 royalties are payable on all Licensed Product Net Sales, however for Licensed Products in Licensed Compound Series 4 royalties are payable only on Net Sales of the first three Licensed Products in Licensed Compound Series 4.”

8.	Addition of patents to Schedule 1.42

It is hereby agreed to add the patents listed in Schedule I of this Amendment to Schedule 1.42 of the Agreement.

9.	Existing terms and conditions

Except as otherwise expressly amended by this Amendment No. 1, the terms and conditions of the Agreement shall remain in full force and effect, and neither Party waives any right under the Agreement herein.

10.	Counterparts

This Amendment may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument. and all such counterparts together shall constitute but one agreement. Any such counterpart may contain one or more signature pages.

Remainder of page left blank intentionally

SIGNED by the Parties or their duly authorized officers on the dates set forth below, to be effective on the date set forth above.

KUROS BIOSCIENCES AG		CHECKMATE PHARMACEUTICALS, INC

Date: August 15, 2017		Date: August 16, 2017

By:	/s/ Philippe Saudan	By:	/s/ Arthur M. Krieg
Name: Philippe Saudan		Name: Arthur M. Krieg
Title: CDO		Title: CEO

5

Schedule 1

Remainder of page left blank intentionally

Kuros Biosciences AGG	14.08.2017

Patent Family:	In Vivo Activation of Antigen Presenting Cella for Enhancement of Immune Respond Induced by VLPs
Applicant:	Kuros Biosciences AG
Inventors:	Martin F. Bachmann, Franziska Lechner, Tazlo Stornl

Kuros Reference No.	Country	Application Type	Application Date	Application No.	Priority Country	Earliest Priority Date	Earliest Priority No.	Additional Priorities	Publication Date	Publication No.	Grant Date	Patent No.	Status
P1009EPOO	EP	PCT Based with Priority	16.09.2002	2783338.3	US	14.09.2001	60/318,967		27.03.2003	1425040			Pending
P1009JPOO	JP	PCT Based with Priority	16.09.2002	2003-528574	US	14.09.2001	60/318,967		17.03.2005	2005-507388	21.08.2009	4360906	Granted
P1009PCOO	PC	With Priority	16.09.2002	PCT/1802/04252	US	14.09.2001	60/318,967		27.03.2003	W02003/024480A2			Closed
P1009US04	us	Continuation	20.12.2012	14/567,945	US	14.09.2001	60/318,967		12.11.2015	US2015-0320855			Pending

Kuros Biosciences AGG	14.08.2017

Patent Family:	Molecular Antigen Array
Applicant:	Kuros Biosciences AG
Inventors:	Wolfgang Renner, Martin Bachmann, Alain Tissct, Patrick Maurer, Franziska Lechner, Peter Sebbel, Christine Plossek

Kuros Reference No.	Country	Application Type	Application Date	Application No.	Priority Country	Earliest Priority Date	Earliest Priority No.	Additional Priorities	Publication Date	Publication no.	Grant Date	Patent No.	Status
P1011AU00	AU	PCT Based with Priority	21.01.2002	2002226263	US	19.01.2001	60/262.379	60/288.549 (04.05.2001); 60/326.998 (05.10.2001); 60/331.045 (07.11.2001);			28.06.2007	2002228263	Granted
P1011AU01	AU	Divisional	21.01.2002	2007202761	US	19.01.2001	60/262.379	60/288.549 (04.05.2001); 60/326.998 (05.10.2001); 60/331.045 (07.11.2001);			06.05.2010	2007202761	Granted
P1011BR00	BR	PCT Based with Priority	21.01.2002	P10206566-5	US	19.01.2001	60/262.379	60/288.549 (04.05.2001); 60/326.998 (05.10.2001); 60/331.045 (07.11.2001);					Pending
P1011CA00	CA	PCT Based with Priority	21.01.2002	2,433,316	US	19.01.2001	60/262.379	60/288.549 (04.05.2001); 60/326.998 (05.10.2001); 60/331.045 (07.11.2001);			13.08.2013	2433316	Granted
P1011CHEP	CH	Validated after EPC	21.01.2002	2710211	US	19.01.2001	60/262.379	60/288.549 (04.05.2001); 60/326.998 (05.10.2001); 60/331.045 (07.11.2001);	25.07.2002	1370290	01.06.2016	1370290	Granted
P1011CN00	CN	PCT Based with Pnortty	21.01.2002	02803869.X	US	19.01.2001	60/262.379	60/288.549 (04.05.2001); 60/326.998 (05.10.2001); 60/331.045 (07.11.2001);	07.04.2004	1487840A	21.02.2007	ZL02803869.X	Granted
P1011JP01	JP	Divisional	21.01.2002	2008-274671	US	19.01.2001	60/262.379	60/288.549 (04.05.2001); 60/326.998 (05.10.2001); 60/331.045 (07.11.2001);	18.06.2009	2009-132689	11.01.2013	5175160	Granted

Kuros Biosciences AGG	14.08.2017

Kuros Reference No.	Country	Application Type	Application Date	Application No.	Priority Country	Earliest Priority Date	Earliest Priority No.	Additional Priorities	Publication Date	Publication no.	Grant Date	Patent No.	Status
P1011JP03	JP	Divisional	21.01.2002	2015-094858	US	19.01.2001	60/262.379	60/288.549 (04.05.2001); 60/326.998 (05.10.2001); 60/331.045 (07.11.2001);	19.11.2015	2015-205881			Pendng
P1011NLEP	NL	Validated after EPC	21.01.2002	2710211	US	19.01.2001	60/262.379	60/288.549 (04.05.2001); 60/326.998 (05.10.2001); 60/331.045 (07.11.2001);	25.07.2002	1370290	01.06.2016	1370290	Granted
P1011PC00	PC	With Priority	21.01.2002	PCT/IB02/00166	US	19.01.2001	60/262.379	60/288.549 (04.05.2001); 60/326.998 (05.10.2001); 60/331.045 (07.11.2001);	25.07.2002	WO2002/056905A2			Closed
P1011RU01	RU	PCT Based with Prionty	21.01.2002	2003125363	US	19.01.2001	60/262.379	60/288.549 (04.05.2001); 60/326.998 (05.10.2001); 60/331.045 (07.11.2001);			27.03.2007	2295973	Granted
P1011RU01	RU	Divisional	21.01.2002	2206141850	US	19.01.2001	60/262.379	60/288.549 (04.05.2001); 60/326.998 (05.10.2001); 60/331.045 (07.11.2001);			10.01.2012	2438701	Granted
P1011US04	US	With Priority	18.01.2002	10/050,902	US	19.01.2001	60/262.379	60/288.549 (04.05.2001); 60/326.998 (05.10.2001); 60/331.045 (07.11.2001);	18.09.2003	2003/0175290A1	04.09.2007	7,264,810	Granted
P1011US09	US	Continuation	17.01.2017	151407920	US	19.01.2001	60/262.379	60/288.549 (04.05.2001); 60/326.998 (05.10.2001); 60/331.045 (07.11.2001);					Pend ng
P1001DEEP	DE	Validated after EPC	21.01.2002	2710211	US	19.01.2001	60/262.379	60/288.549 (04.05.2001); 60/326.998 (05.10.2001); 60/331.045 (07.11.2001);	25.07.2002	1370290	01.06.2016	1370290	Granted

Kuros Biosciences AGG	14.08.2017

Kuros Reference No.	Country	Application Type	Application Date	Application No.	Priority Country	Earliest Priority Date	Earliest Priority No.	Additional Priorities	Publication Date	Publication no.	Grant Date	Patent No.	Status
P1011EP00	EP	PCT Based with Prionty	21.01.2002	2710211	US	19.01,2001	60/262.379	60/288.549 (04.05.2001); 60/326.998 (05.10.2001); 60/331.045 (07.11.2001);	25.07.2002	1370290	01.06.2016	1370290	Granted
P1011EP01	EP	Divisional	21.01.2002	10012605.1	US	19.01.2001	60/262.379	60/288.549 (04.05.2001); 60/326.998 (05.10.2001); 60/331.045 (07.11.2001);	14.09.2011	2364727			Pending
P1011FREP	FR	Validated after EPC	21.01.2002	2710211	US	19.01.2001	60/262.379	60/288.549 (04.05.2001); 60/326.998 (05.10.2001); 60/331.045 (07.11.2001);	25.07.2002	1370290	01.06.2016	1370290	Granted
P1011GBEP	GB	Validated attar EPC	21.01.2002	2710211	US	19.01.2001	60/262.379	60/288.549 (04.05.2001); 60/326.998 (05.10.2001); 60/331.045 (07.11.2001);	26.07.2002	1370200	01.06.2016	1370290	Granted
P1010IEEP	IE	Validated attar EPC	21.01.2002	2710211	US	19.01.2001	60/262.379	60/288.549 (04.05.2001); 60/326.998 (05.10.2001); 60/331.045 (07.11.2001);	25.07.2002	1370290	01.06.2016	1370290	Granted
P1011IN00	IN	PCT Based with Priority	21.01.2002	1120/CHENP/2003	US	19.01.2001	60/262.379	60/288.549 (04.05.2001); 60/326.998 (05.10.2001); 60/331.045 (07.11.2001);			07.01.2009	227435	Granted
P1011IN01	IN	Divisional	21.01.2002	1503/CHENP/2008	US	19.01.2001	60/262.379	60/288.549 (04.05.2001); 60/326.998 (05.10.2001); 60/331.045 (07.11.2001);			18.03.2011	246862	Granted